LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

Lincoln S&P 500 Ultra Buffer Fund Aug

Lincoln S&P 500 Ultra Buffer Fund Feb

Lincoln S&P 500 Ultra Buffer Fund May

Lincoln S&P 500 Ultra Buffer Fund Nov

(each a “Fund”, collectively the “Funds”)

Supplement dated June 16, 2023

to the Summary and Statutory Prospectuses dated May 1, 2023

This Supplement provides certain information about the Funds. You may obtain a copy of the Fund’s Summary or Statutory Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary or Statutory Prospectus.

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

Upon the closing of each Fund’s current Outcome Period, the Fund will transition from having a defined outcome strategy to having a hedged strategy, which is described in more detail below. As a result, the Fund will change its name and investment objective and will no longer have specified Outcome Periods or Caps. After all the Funds have transitioned to hedged strategies, they will have substantially similar investment portfolios.

Upon the closing of each Fund’s current Outcome Period, the following changes will become effective:

1.	Each Fund’s name will be changed as noted in the chart below. All references to the Fund names will be revised accordingly.

Current Fund Name	New Fund Name	Effective Date
Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln Hedged S&P 500 Conservative Fund	August 15, 2023

Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln Hedged S&P 500 Conservative Fund 3	February 16, 2024

Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund 4	May 17, 2024

Lincoln S&P 500 Ultra Buffer Fund Nov	Lincoln Hedged S&P 500 Conservative Fund 2	November 17, 2023

2.	Each Fund’s investment objective is to seek long-term growth of capital.

3.	All references to, and information regarding, the Funds’ Outcome Periods will be deleted in their entirety.

4.	The following will replace paragraphs under the heading Principal Investment Strategies on page 2 of the Summary Prospectus:

The Fund seeks long-term growth of capital. The Fund pursues its objective by tracking the returns of the S&P 500 Price Return Index (the “Index”) while implementing a hedging strategy to reduce downside exposure. Hedging means structuring a portfolio to seek to reduce the risk of loss of an existing position.

The Fund employs a hedging strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index, subject to limits on gains (a “Cap”) and with the benefit of a buffer for losses (a “Buffer”). The Fund, under normal circumstances, invests at least 80% of its net assets in securities that reference the Index or in an underlying fund which tracks the Index. The Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.

The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms. The Fund’s FLEX Options have one-year terms and are based on the value of the Index. The Fund invests in FLEX Options using a “laddering” technique, which means investing in several similar securities that have different maturity dates. The Fund will construct its portfolio so that each fiscal quarter, approximately 25% of the Fund’s FLEX Options will expire and the Fund will replace them with new FLEX Options. The Fund will therefore “reset” approximately 25% of its FLEX Options each quarter. The basket of FLEX Options transacted on a particular date is referred to as a “tranche”. The Fund will generally hold four tranches of FLEX Options.

Each tranche consists of a combination of four FLEX Options contracts that provide exposure to the Index up to a Cap along with downside Buffer protection against the performance of the Index. This combination of FLEX Options provides the resetting tranche, for one year after the reset date, with downside protection from the Index’s value as of the reset date, while allowing the Fund to participate in Index appreciation up to the strike price of the sold out-of-the-money calls. This gain potential is subject to a Cap, a maximum investment return level, which is the strike price of the sold out-of-the-money calls in that tranche. Because options prices are generally inversely related to volatility in the price of their reference asset, the Cap for a tranche is expected to be low if that tranche is reset at a time of low volatility, and this could limit materially that tranche’s participation in Index appreciation.

In addition to normally scheduled quarterly FLEX Options transactions, the Fund will also typically transact in FLEX Options in order to reflect investments into or redemptions from the Fund. The Fund therefore may hold FLEX Options of various maturities, maintaining a more diversified exposure to various cap rates and buffers.

About Buffers: “Buffer” refers to the protection from decreases in the value of the Index that is provided by the FLEX Options. Buffers provide downside protection from decreases in the Index value as measured from the date the Fund purchases the corresponding FLEX Option. Buffers apply to particular tranches and not to the Fund’s portfolio overall. With the laddered investment approach, the Fund will have the potential to derive benefit from a Buffer in a market environment where the value of the Index is steadily decreasing, as is it is likely that at least a portion of the Fund’s FLEX Options portfolio will have reset within the past quarter. However, there can be no guarantee that the Fund will in fact benefit from a Buffer.

The Fund seeks to provide a Buffer against the first 22% of Index price decreases over the life of each FLEX Options tranche before the deduction of Fund expenses. The Fund, and therefore investors, will bear all Index losses exceeding 22% for any tranche. A Buffer is operative only against the first 22% of Index decreases for a tranche of FLEX Options; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% over the life of a tranche of FLEX options, the Fund would experience all further losses. A Buffer does not take into account Fund expenses. Notwithstanding the Buffers, a shareholder that invests in the Fund may lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

About Caps: Fund performance for each tranche of FLEX Options is subject to an upside return Cap, which is the maximum percentage return the Fund can achieve from that tranche before the deduction of Fund expenses. A Cap is set for a FLEX Options tranche when it is created, and Caps for future tranches may be higher or lower depending on the strike price of the out-of-the-money calls that must be sold to offset the expense of the FLEX Options purchased.

If the Index experiences gains beyond the level of the Cap for a tranche, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, a Cap is the maximum return (before Fund expenses) the Fund can achieve from that tranche of FLEX Options. The Cap will change for each tranche of FLEX Options based upon market conditions when the FLEX Options are purchased for that tranche. The Cap will fluctuate from one tranche of FLEX options to the next.

The Underlying Fund: The Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLEX Options. The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of May 1, 2023, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.

The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.

5.	The following will replace paragraphs under the heading Investment Objective and Principal Investment Strategies on page 9 of the Statutory Prospectus:

The Fund’s investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed without shareholder approval.

The Fund seeks long-term growth of capital. The Fund pursues its objective by tracking the returns of the S&P 500 Price Return Index (the “Index”) while implementing a hedging strategy to reduce downside exposure. Hedging means structuring a portfolio to seek to reduce the risk of loss of an existing position.

The Fund employs a hedging strategy, sub-advised by Milliman Financial Risk Management LLC, which seeks to produce investment outcomes based on the performance of the Index, subject to limits on gains (a “Cap”) and with the benefit of a buffer for losses (a “Buffer”). The Fund, under normal circumstances, invests at least 80% of its net assets in securities that reference the Index or in an underlying fund which tracks the Index. The Fund invests approximately half of its assets in FLexible EXchange® Options (“FLEX Options”) and approximately half of its assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”), which is advised by the Fund’s investment adviser, Lincoln Financial Investments Corporation.

The Index is a price return index, which captures only the capital appreciation component of the issuers in the Index and not the associated dividend payments. The Fund, and therefore investors of the Fund, will not receive the benefit of such dividends. As of December 31, 2022, a significant portion of the Fund’s investment exposure comprised companies in the information technology sector.

FLEX Options. FLEX Options are exchange-traded options contracts with uniquely customizable terms. The Fund’s FLEX Options have one-year terms and are based on the value of the Index. The Fund invests in FLEX Options using a “laddering” technique, which means investing in several similar securities that have different maturity dates. The Fund will construct its portfolio so that each fiscal quarter, approximately 25% of the Fund’s FLEX Options will expire and the Fund will replace them with new FLEX Options. The Fund will therefore “reset” approximately 25% of its FLEX Options each quarter. The basket of FLEX Options transacted on a particular date is referred to as a “tranche”. The Fund will generally hold four tranches of FLEX Options.

Each tranche consists of a combination of four FLEX Options contracts that provide exposure to the Index up to a Cap along with downside Buffer protection against the performance of the Index. Each tranche consists of the following:

1)	purchased one-year near-zero calls that, in combination with the investment in the Underlying Fund, provide exposure to the Index for the portion of the Fund whose FLEX Options are expiring.

2)	purchased one-year at-the-money puts that provide downside protection for the portion of the Fund whose FLEX Options are expiring.

3)	sold one-year puts with a strike price 22% “out-of-the-money” to help establish the Buffer and fund the purchase of calls and puts.

4)	sold out-of-the-money calls to help fund the purchase of calls and puts.

The above description is a summary for illustrative purposes and necessarily does not reflect all factors that could potentially affect the Fund’s strategy.

This combination of FLEX Options provides the resetting tranche, for one year after the reset date, with downside protection from the Index’s value as of the reset date, while allowing the Fund to participate in Index appreciation up to the strike price of the sold out-of-the-money calls. This gain potential is subject to a Cap, a maximum investment return level, which is the strike price of the sold out-of-the-money calls in that tranche. Because options prices are generally inversely related to volatility in the price of their reference asset, the Cap for a tranche is expected to be low if that tranche is reset at a time of low volatility, and this could limit materially that tranche’s participation in Index appreciation.

In addition to normally scheduled quarterly FLEX Options transactions, the Fund will also typically transact in FLEX Options in order to reflect investments into or redemptions from the Fund. The Fund therefore may hold FLEX Options of various maturities, maintaining a more diversified exposure to various cap rates and buffers.

FLEX Options are a type of derivative.

About Buffers: “Buffer” refers to the protection from decreases in the value of the Index that is provided by the FLEX Options. Buffers provide downside protection from decreases in the Index value as measured from the date the Fund purchases the corresponding FLEX Option. Buffers apply to particular tranches and not to the Fund’s portfolio overall. With the laddered investment approach, the Fund will have the potential to derive benefit from a Buffer in a market environment where the value of the Index is steadily decreasing, as is it is likely that at least a portion of the Fund’s FLEX Options portfolio will have reset within the past quarter. However, there can be no guarantee that the Fund will in fact benefit from a Buffer.

The Fund seeks to provide a Buffer against the first 22% of Index price decreases over the life of each FLEX Options tranche before the deduction of Fund expenses. The Fund, and therefore investors, will bear all Index losses exceeding 22% for any tranche. A Buffer is operative only against the first 22% of Index decreases for a tranche of FLEX Options; however, there is no guarantee that the Fund will be successful in its attempt to provide buffered returns. If the Index has decreased in value by more than 22% over the life of a tranche of FLEX options, the Fund would experience all further losses. A Buffer does not take into account Fund expenses. Notwithstanding the Buffers, a shareholder that invests in the Fund may lose their entire investment. An investment in the Fund is only appropriate for shareholders willing to bear those losses.

About Caps: Fund performance for each tranche of FLEX Options is subject to an upside return Cap, which is the maximum percentage return the Fund can achieve from that tranche before the deduction of Fund expenses. A Cap is set for a FLEX Options tranche when it is created, and Caps for future tranches may be higher or lower depending on the strike price of the out-of-the-money calls that must be sold to offset the expense of the FLEX Options purchased.

If the Index experiences gains beyond the level of the Cap for a tranche, the Fund will not experience those excess gains. Therefore, regardless of the performance of the Index, a Cap is the maximum return (before Fund expenses) the Fund can achieve from that tranche of FLEX Options. The Cap will change for each tranche of FLEX Options based upon market conditions when the FLEX Options are purchased for that tranche. The Cap will fluctuate from one tranche of FLEX options to the next.

The Underlying Fund: The Fund invests approximately half of its net assets in the LVIP SSGA S&P 500® Index Fund (the “Underlying Fund”) and approximately half of its assets in FLEX Options. The investment objective of the Underlying Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the U.S., as represented by the S&P 500® Index. The Underlying Fund pursues its objective by investing in the securities that make up the S&P 500® Index, although the Underlying Fund may not invest in every security in the S&P 500® Index if it is not practical to do so under the circumstances (such as when the transaction costs are too high, there is a liquidity issue, or there is a pending corporate action). The Underlying Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the S&P 500® Index, holding each stock in approximately the same proportion as its weighting in the S&P 500® Index. The Underlying Fund, under normal market conditions, invests at least 90% of its assets, determined at the time of purchase, in the securities of issuers included in the S&P 500® Index. The S&P 500® Index is a widely used measure of large U.S. company stock performance. The market capitalization range of the S&P 500® Index was $2.59 billion to $2.42 trillion as of March 15, 2023. The stocks in the S&P 500 account for nearly three-quarters of the value of all U.S. stocks. The S&P 500® Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors, and that measures the performance of the large-cap sector of the U.S. equity market. The Fund will reinvest Underlying Fund dividends and distributions in additional Underlying Fund shares. As of May 1, 2023, a significant portion of the Underlying Fund’s investment exposure comprised companies in the information technology sector.

The Underlying Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500® Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Underlying Fund to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Underlying Fund has not yet invested new shareholder money.

*

The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor’s and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

The Fund’s Board of Trustees may change the Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund may change its policy of investing at least 80% of its assets in FLEX Options that reference the S&P 500 Price Return Index or in an underlying fund which tracks the S&P 500 Index only upon 60 days’ notice to shareholders.

6.

“Outcome Period Risk” will be removed from the Principal Risks on pages 5 and 12, under the Summary and Additional Information about the Fund sections of the Summary and Statutory prospectuses, respectively.

7.	The Principal Risks section of each Statutory and Summary Prospectus will be updated to include:

•

Buffered Loss Risk. There can be no guarantee that the Fund will be successful in its strategy to provide buffer protection against Index losses if the value of the Index decreases. The Fund does not provide principal protection and an investor may experience significant losses on its investment, including the loss of its entire investment.

•

Capped Upside Return Risk. The Fund’s strategy seeks to provide returns only up to a Cap. In the event that the Index has gains in excess of a Cap during the life of the corresponding FLEX Options, the Fund will not participate in those gains beyond the Cap.

•

FLEX Options Risk. The Fund may experience substantial downside from specific FLEX Option positions, and certain FLEX Option positions may expire worthless. In addition, the FLEX Options are subject to the following risks:

Valuation Risk. The value of the FLEX Options will be affected by, among others, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire. The value of the FLEX Options does not increase or decrease at the same rate as the level of the Index (although they generally move in the same direction).

Liquidity Risk. In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. There is no guarantee that a liquid secondary trading market will exist for the FLEX Options.

Counterparty Risk. Counterparty risk is the risk an issuer, guarantor or counterparty of a security in the Fund is unable or unwilling to meet its obligation on the security. The Fund will utilize FLEX Options issued and guaranteed for settlement by the Options Clearing Corporation (the “OCC”). Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and may be less liquid than more traditional standardized exchange-traded options.

Correlation Risk. The FLEX Options held by the Fund will be exercisable at the strike price only on their expiration date. Prior to the expiration date, the value of the FLEX Options will be determined based upon market quotations or using other recognized pricing methods, consistent with the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the Index, changes in interest rates, changes in the actual and implied volatility of the Index and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the Index, and it is possible they may move in different directions, and as a result, the Fund’s NAV may not increase or decrease at the same rate as the Index. Similarly, the components of the option’s value are anticipated to impact the effect of the Buffer on the NAV of each tranche of FLEX Options, which may not be in full effect prior to the expiration of the options.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE